UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________________________________
FORM 8-K
________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
May 27, 2026
Date of Report (date of earliest event reported)
 _________________________________________________________
Salesforce, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-32224	94-3320693
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Salesforce Tower
415 Mission Street, 3rd Fl
San Francisco, California 94105
(Address of principal executive offices)
Registrant’s telephone number, including area code: (415) 901-7000
N/A
(Former name or former address, if changed since last report)
_________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CRM	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 27, 2026, Guy Wanger, age 64, was appointed as Chief Accounting Officer and principal accounting officer of Salesforce, Inc. (the “Company”), effective upon commencement of employment on June 15, 2026. Mr. Wanger most recently served as Partner, West Region Accounting Advisory Leader at WilliamsMarston LLC, a national advisory firm, which he joined in March 2025. Prior to that, Mr. Wanger served as Chief Administrative Officer for C3 AI, an enterprise AI software company, from September 2023 to January 2024. Mr. Wanger previously spent over 38 years at Ernst & Young LLP (“EY”), an international public accounting firm, from 1985 to 2023, including as an independent consultant from 2022 to 2023 and as Audit Partner from 1996 to 2022, during which he also served as Global Technology Industry Assurance Leader from 2012 to 2019. Between 2016 and 2021, Mr. Wanger served as the Company’s Lead Audit Engagement Partner on behalf of EY, the Company’s independent auditor. Mr. Wanger earned a Bachelor of Science in Commerce degree in Accounting from Santa Clara University. He is a Certified Public Accountant in California and Nevada.
In connection with his appointment, Mr. Wanger’s initial annual base salary will be $700,000 and his initial annual bonus target will be 70% of base salary. Mr. Wanger will receive a sign-on cash bonus of $2 million and an equity award of restricted stock units with a grant date target value of $9 million, vesting over a four-year period. Mr. Wanger will also be eligible to participate in the compensation and benefit programs generally available to senior executives of the Company.
There are no arrangements or understandings between Mr. Wanger and any other persons pursuant to which he was selected as an officer, he has no family relationships with any of the Company’s directors or executive officers, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	June 2, 2026	Salesforce, Inc.

/s/ SABASTIAN NILES
Sabastian Niles President and Chief Legal Officer